SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                        Date of Report: November 16, 1999


                              ASA INTERNATIONAL LTD
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                          0-14741                      02-0398205
----------------------------        --------------               -------------
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
  of Incorporation)                  File Number)               Identification
                                                                    Number)


10 Speen Street, Framingham, MA                                     01701
 ----------------------------------------                     ---------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727


                                NOT APPLICABLE
---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7    Exhibit and Financial Statements

     (a)(b) Financial Statements and PRO FORMA financial information of business acquired

The Registrant's Form 8-K as filed with the Securities and Exchange Commission on November 15, 1999 provides that the financial statements and PRO FORMA financial information required by this item would be filed by amendment within sixty days of such date. Such financial statements and PRO FORMA financial information are provided herein by this amendment following the signature line.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASA INTERNATIONAL LTD.


                                          By: /S/ TERRENCE C. MCCARTHY
                                             ------------------------------
                                             Terrence C. McCarthy,
                                             Vice President and Treasurer


Date:    January 18, 2000

Item 7(a)      Financial Statements of Business Acquired

                         DESIGN DATA SYSTEMS CORPORATION

                           FINANCIAL STATEMENTS AS OF
                    AND FOR THE YEAR ENDED DECEMBER 31, 1998
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                         DESIGN DATA SYSTEMS CORPORATION

                                TABLE OF CONTENTS


------------------------------------------------------------------------------


    Independent Auditors' Report

    Financial Statements as of and for the year ended December 31, 1998:

           Balance Sheet

           Statement of Operations

           Statement of Shareholder's Deficit

           Statement of Cash Flows

           Notes to Financial Statements

-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholder
DESIGN DATA SYSTEMS CORPORATION

We have audited the accompanying balance sheet of Design Data Systems Corporation (the "Company") as of December 31, 1998, and the related statements of operations, shareholder's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1998, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.


The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.


Kingery, Crouse & Hohl, P.A.
Tampa, Florida

January 12, 2000

DESIGN DATA SYSTEMS CORPORATION
BALANCE SHEET AS OF DECEMBER 31, 1998

       ASSETS

CURRENT ASSETS:
      Receivables - net                                              $  1,531,908
      Other current assets
                                                                           62,782
                                                                  ----------------

TOTAL CURRENT ASSETS                                                    1,594,690
                                                                  ----------------

PROPERTY AND EQUIPMENT:
      Leased real estate under capital lease                              745,211
      Computer equipment                                                  664,428
      Office furniture and equipment                                      172,929
      Leasehold improvements                                               14,245
                                                                  ----------------

                                                                        1,596,813

      Accumulated depreciation and amortization                         (531,712)
                                                                  ----------------

NET PROPERTY AND EQUIPMENT                                              1,065,101
                                                                  ----------------

                                                                     $  2,659,791
                                                                  ================

      LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES:
      Accounts payable                                                $   264,543
      Accrued expenses                                                    316,904
      Line of credit                                                      455,985
      Due to bank                                                         152,891
      Customer deposits and deferred revenue                            1,621,107
      Current maturities of long-term obligations                          48,372
                                                                  ----------------

TOTAL CURRENT LIABILITIES                                               2,859,802
                                                                 -----------------

LONG-TERM OBLIGATIONS, NET OF CURRENT MATURITIES                          740,063
                                                                  ----------------

COMMITMENTS

SHAREHOLDER'S DEFICIT:
      Common stock,  par value $1.00 per share; 500 shares
           authorized, issued and outstanding                                 500
      Deficit                                                            (671,563)
      Due from affiliate                                                 (269,011)
                                                                  ----------------

                                                                         (940,074)
                                                                  ----------------

                                                                     $  2,659,791
                                                                  ================

See notes to financial statements.

DESIGN DATA SYSTEMS CORPORATION
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998

REVENUES
   Services                                                          $  4,866,348
   Product licenses                                                     2,046,683
                                                                  ----------------
NET REVENUE                                                             6,913,031
                                                                  ----------------

COST OF REVENUE

Services                                                                1,795,474
Product licenses and development                                        1,945,114
                                                                   -----------------
TOTAL COST OF REVENUE                                                   3,740,588
                                                                   -----------------

EXPENSES

Marketing and Sales                                                     1,915,762
General and administrative                                              1,113,254
                                                                    ----------------
TOTAL EXPENSES:                                                         3,029,016


EARNINGS FROM OPERATIONS                                                  143,427
INTEREST EXPENSE                                                          (82,288)
INTEREST INCOME                                                             6,855
                                                                   ---------------

NET EARNINGS                                                            $  67,994
                                                                   ===============

BASIC EARNINGS PER COMMON SHARE:
   NET EARNINGS                                                         $  135.99
                                                                   ===============


See notes to financial statements.

DESIGN DATA SYSTEMS CORPORATION
STATEMENT  OF  SHAREHOLDER'S DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 1998

                                             COMMON                              DUE FROM
                                              STOCK         DEFICIT              AFFILIATE           TOTAL

Balances, December 31, 1997                   $500         $(487,358)          $       0           $ (486,858)

Advances to affiliate                                                           (269,011)            (269,011)
Distributions to Stockholder                                (252,199)                                (252,199)
Net earnings                                                  67,994                                   67,994
                                            ---------    ---------------     -----------------    -------------
Balances, December 31, 1998                   $500        $ (671,563)          $(269,011)          $ (940,074)
                                            =========    ===============     =================    =============


See notes to financial statements.

DESIGN DATA SYSTEMS CORPORATION
STATEMENT OF CASH FLOWS FOR THE  YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net earnings                                                                                  $   67,994
                                                                                               --------------
    Adjustments to reconcile net earnings to net cash provided by operating activities:
     Depreciation and amortization                                                                   159,147
     Doubtful receivables provision                                                                  196,250
     Amortization of deferred revenues                                                           (1,311,996)
     Changes in assets and liabilities, net:
        Receivables                                                                                   91,843
        Other current assets                                                                          29,241
        Accounts payable and accrued expenses                                                        276,553
        Due to bank                                                                                  152,891
        Customer deposits and deferred revenue                                                       532,751
                                                                                               --------------

   Total adjustments                                                                                 126,680
                                                                                               --------------

   Net cash provided by operating activities                                                         194,674
                                                                                               --------------

CASH USED FOR INVESTING ACTIVITIES -
    Additions to property and  equipment                                                            (210,207)
                                                                                               --------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
    Reduction in long-term debt and capital lease obligation                                         (912,725)
    Increase in long-term debt                                                                         59,032
    Advances to affiliate                                                                           (269,011)
    Distributions to shareholder                                                                    (252,199)
    Increase in line of credit                                                                       455,985
                                                                                               --------------

Net cash used for financing activities                                                               (97,918)
                                                                                               --------------

CASH AND CASH EQUIVALENTS:
   Net decrease                                                                                     (113,451)
   Balance, beginning of year                                                                        113,451
                                                                                               --------------

   Balance, end of year
                                                                                               $           0
                                                                                               ==============

NON-CASH INVESTING AND FINANCING ACTIVITIES - In August 1998, the Company acquired $745,211 of property through a capital lease transaction.


See notes to financial statements.

DESIGN DATA SYSTEMS CORPORATION
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1998

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS DESCRIPTION
     Design Data Systems Corporation (the "Company") is a provider of Oracle-based accounting and business applications to customers located throughout the United States and in Canada. The Company, which was formed on December 1, 1988 and is located in Clearwater, FL., designs, develops, markets and supports computer software products with a variety of uses. These products include "Financials" (e.g. general ledger, accounts payable, accounts receivable), "Distribution" (e.g. order entry, purchase order and inventory management), "Project Management" (e.g. project accounting) and "Customer Relationship Management" (e.g. sales force automation and help/service desk). The Company also offers consulting, education and maintenance and support services in support of its customers' use of its software products.

     CASH EQUIVALENTS
     The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. On a cash basis, interest income received approximates the amount reported on the statement of operations.

     CONCENTRATION OF CREDIT RISKS
     Concentration of credit risk with respect to trade receivables is limited due to the large number of customers comprising the Company's customer base. Customers' financial condition is reviewed on an ongoing basis, and collateral is not required. The Company maintains reserves for potential credit losses and such losses, in the aggregate, have not exceeded management's expectations.

     USE OF ESTIMATES
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PROPERTY AND EQUIPMENT
     Property and equipment are stated at cost. Depreciation for equipment is recorded using an accelerated method, based on the estimated useful lives of the related assets (ranging from 5 to 7 years). Real estate under capital lease and leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the assets.

     ADVERTISING
     The Company expenses advertising costs as incurred. Advertising expense was approximately $537,000 in the year ending December 31, 1998.

     REVENUE RECOGNITION
     The Company is engaged as a seller and licensor of software. Effective January 1, 1998, the Company adopted Statement of Position ("SOP 97-2"), "Software Revenue Recognition" for purposes of recognizing revenue on software transactions. In accordance with SOP 97-2, revenue is recognized when all of the following are met: pervasive evidence of an arrangement exists; delivery has occurred; the vendor's fee is fixed and determinable; and collectibility is probable. For multiple-element license arrangements, the license fee is allocated to the various elements based on fair value. When a multiple-element arrangement includes rights to post-contract customer support, the portion of the license fee allocated to such support is recognized ratably over the term of the arrangement. For arrangements to deliver software that requires significant modification or customization, revenue is recognized on the percentage-of-completion method. The adoption of this new standard had no material effect on the Company's financial position or results of operations.

     During 1998, SOP 98-9 was issued. The provisions of SOP 98-9 amend certain provisions of SOP 98-4 and SOP 97-2. The adoption of these standards had no material effect on the Company's financial position or results of operations.

     Prior to adoption of SOP 97-2, the Company followed SOP 91-1 for purposes of recognizing revenue for software transactions. In accordance with SOP 91-1, product license revenue was recognized upon shipment to the client provided that no significant vendor obligation remained in connection with software being licensed and the collectibility of the sale was probable. For arrangements that required significant modification or customization, revenue was recognized on the percentage of completion method.

     Service revenues include post-contract client support, consulting, and training support. Post-contract client support is generally provided under self-renewing maintenance agreements. Revenue on these maintenance agreements is recognized ratably over the contract term. Consulting and training services revenue is recognized in the period the service is rendered.

     RESEARCH AND DEVELOPMENT
     The Company expenses research and development costs as incurred.

     INCOME TAXES
     The Company has elected to be taxed under Subchapter S of the Internal Revenue Code, and accordingly, is not subject to income taxed as the results of operations flow through to the Shareholder for inclusion in his personal tax return. In 1998, the Company distributed approximately $252,200 to the Shareholder to enable him to pay federal income taxes arising from the Company's 1997 taxable income.

     COMPREHENSIVE INCOME
     In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130 "Reporting Comprehensive Income." SFAS No. 130 establishes rules for the reporting of comprehensive income and its components. The adoption of SFAS No. 130 had no impact on the total shareholder's deficit.

     EARNINGS PER COMMON SHARE
     The Company follows SFAS No. 128 "Earnings per Share". Under SFAS No.
     Basic Earnings Per Share excludes the effect of any dilutive options, warrants or convertible securities and is computed by dividing the net earnings available to common shareholders by the weighted average number of common shares outstanding for the period. There were no such options, warrants, or convertible securities outstanding as of or during the year ended December 31, 1998; accordingly earnings per common share is based on the weighted-average number of common shares outstanding during such period. The weighted-average number of common shares outstanding during the year ended December 31, 1998 was 500.

B.  RECEIVABLES:

           Trade                                         $1,648,719
           Other                                              1,118
                                                       ----------------
                                                          1,649,837

             Less allowance for doubtful accounts           117,929
                                                       ----------------
                                                         $1,531,908
                                                       ================

     During the year ended December 31, 1998, the provision for doubtful accounts and write offs approximated $196,000 and $217,000, respectively.

C. NOTES PAYABLE, LONG-TERM OBLIGATIONS AND COMMITMENTS

           Term loans                                      $ 44,173
           Capital lease obligation                         744,262
                                                     ----------------
                                                            788,435

                Less current maturities                      48,372
                                                     ----------------
                                                          $ 740,063
                                                     ================


     The current carrying value of the term loan approximates its fair market value. It was not practicable to estimate the fair market value of the capital lease obligation.

     LINE OF CREDIT
     The Company had a line of credit for $750,000 (which cannot exceed 75% of acceptable receivables), of which approximately $294,000 was available at December 31, 1998. The agreement, which was terminated subsequent to year-end in connection with the Company's sale of substantially all of its assets (see Note F), stipulated interest at prime (8.25% at December 31, 1998) plus 1%. Short-term borrowings under the line of credit agreement, at and for the year ended December 31, 1998 were as follows:


         Balance outstanding at December 31               $ 455,985
                                                          =========

         Maximum amount outstanding during the year       $ 714,000
                                                          =========

         Average amount outstanding during the year       $ 238,000
                                                          =========

         Weighted average interest rate during the year
           based on average month-end balances                 9.25%
                                                          ===========

     The credit facility was secured by substantially all of the Company's receivables and the unconditional guarantee of the Company's Shareholder

     TERM LOAN
     The term loan outstanding at December 31, 1998 stipulated interest at a fixed rate of 8.75% and required monthly principal and interest payments of $1,873 through February 26, 2001. The loan was paid subsequent to December 31, 1998; accordingly the entire balance has been included in current liabilities in the accompanying balance sheet. The loan was secured by the equipment purchased with the proceeds of the note and the unconditional guarantee of the Company's Shareholder.

     COMMITMENTS
      The Company leases its main facility from an affiliated entity (the "Affiliate") under a capital lease agreement expiring in October 2018. The lease, which provides for monthly payments of approximately $16,600 (including sales tax), contains a provision which allows for escalation of rental payments based on the rate of change in the consumer price index.

     Interest paid was approximately $82,200 for the year ended December 31, 1998. Total rent expense charged to operations approximated $112,000 in 1998.

     At December 31, 1998, scheduled maturities of the term loan and minimum rental commitments (exclusive of sales taxes) under noncancelable operating and capital leases with initial and/or remaining terms of one year or more, are as follows:


                                                                                      Operating
                             Capital Leases                  Term Loan                Leases
                           --------------------           -------------------        --------------

        1999                     $   153,675                 $   19,364              $   72,000
        2000                         153,675                     24,809                  72,000
        2001                         153,675                                             51,500
        2002                         153,675                                             33,600
        2003                         153,675                                             33,600
        Thereafter                 2,253,856                                            498,400
                              ---------------           -------------------        ---------------
                                   3,022,231                     44,173                 761,100

        Less imputed interest      2,277,969
                              ---------------           -------------------          -----------------

                                  $  744,262                $   44,173               $  761,100
                              ===============           ===================          =================

     At December 31, 1998, the Company has advanced approximately $269,000 to the Affiliate. The Company has also guaranteed the Affilate's debt in connection with such entity's acquisition of the above-mentioned facility, as well as one other building (such debt approximated $1,976,000 at December 31, 1998). The advances, which have been reflected as a component of the Shareholder's deficit in the accompanying balance sheet, were unsecured, non-interest bearing, and due on demand. Subsequent to December 31, 1998 the advances were forgiven and reflected as distributions to the Shareholder.

D.       PROFORMA NET EARNINGS AS IF THE COMPANY WAS A "C" CORPORATION

     If the Company had elected to be taxed as a "C" corporation it would have been subject to income taxes. The following information presents the proforma net earnings at December 31 1998 as if the Company was a "C" corporation. The presentation used is in accordance with Financial Accounting Standards Statement No. 109, "Accounting for Income Taxes".

         Earnings before income taxes                        $67,994
         Income tax expense                                  (26,517)
         Benefit for income taxes                             26,517
                                                            ---------
         Pro forma net earnings                              $67,994
                                                             =======

     A benefit for income taxes has been assumed too offset the proforma provision for income taxes because of the Company's deficit position. No benefit in excess of the provision has been assumed because the related deferred income tax asset would not meet the required asset recognition standard established by SFAS 109.

E.   DEFINED CONTRIBUTION PLAN

     The Company maintains a 401(k) Plan under which most full-time and certain part-time employees are covered, and under which such employees may elect to contribute up to 15% of their earnings. In addition, the Company makes contributions to this plan on behalf of all eligible employees. Company contributions for the year ended December 31, 1998 approximated $26,000.

F.   SUBSEQUENT EVENT

     Effective September 30, 1999, the Company sold substantially all of its assets to ASA International Ltd. ("ASA"). Simultaneously, ASA assumed substantially all of the Company's liabilities. In addition to the assumption of such liabilities, the transaction resulted in an exchange of approximately $5,000,000 in cash.

                         UNAUDITED QUARTERLY INFORMATION
                         DESIGN DATA SYSTEMS CORPORATION

     The following unaudited condensed financial statements of Design Data Systems Corporation have been prepared in accordance with generally accepted accounting principles for interim financial information and Item 210.3-02(b) of Regulation S-X. Accordingly they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.


                                  BALANCE SHEET
                              AT SEPTEMBER 30, 1999
                                   (Unaudited)

           ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                               $      -
   Receivables-net                                            1,497,228
   Other current assets                                          50,117
                                                           -------------
TOTAL CURRENT ASSETS                                          1,547,345

PROPERTY AND EQUIPMENT-NET                                    1,014,102
                                                          -------------
                                                           $  2,561,447
                                                          =============
           LIABILITIES & SHAREHOLDERS DEFICIT

CURRENT LIABILITIES:
   Revolving Credit & Bank Note                            $    408,038
   Accrued expenses                                             598,325
   Deferred revenue & customer deposits                       1,426,558
   Accounts payable                                             111,449
   Other current liabilities                                     29,853
                                                           -------------
TOTAL CURRENT LIABILITIES                                     2,574,223

LONG-TERM LIABILITIES                                           742,414

COMMITMENTS AND CONTINGENCY

SHAREHOLDERS' DEFICIT
Common stock                                                        500
Retained Deficit                                               (755,690)
                                                           -------------
                                                               (755,190)
                                                           -------------
                                                           $  2,561,447
                                                           =============

                         UNAUDITED QUARTERLY INFORMATION
                         DESIGN DATA SYSTEMS CORPORATION
                              STATEMENTS OF OPERATIONS

                                   (Unaudited)


                                                For the nine months ended
                                                       September 30,
REVENUES:                                           1999           1998
                                             -------------------------------
SERVICES                                      $    3,309,168  $   3,356,042
PRODUCT LICENSES                                   1,843,765      1,591,055
                                               -------------- --------------
NET REVENUE                                        5,152,933      4,947,097
                                               -------------- --------------
COST OF REVENUE:

SERVICES                                           1,648,303      1,733,858
PRODUCT LICENSES                                     822,343        865,027
                                               -------------- --------------
TOTAL COST OF REVENUE                              2,470,646      2,598,885

EXPENSES:

MARKETING & SALES                                  1,553,681      1,634,324
GENERAL & ADMINISTRATIVE                             780,310        820,812
                                               -------------- --------------
TOTAL EXPENSES                                     2,333,991      2,455,136
                                               -------------- --------------
EARNINGS (LOSS) FROM OPERATIONS                      348,296       (106,924)

Interest Expense                                    (136,935)       (22,235)

Interest Income                                         -             6,347
                                               -------------- --------------
NET EARNINGS (LOSS)                            $     211,361  $    (122,812)
                                               ============== ==============
Basic Earnings (Loss) Per Common Share         $      422.72  $     (245.62)
                                               ============== ==============
Basic Weighted Average Shares                            500            500
                                               ============== ==============

                         UNAUDITED QUARTERLY INFORMATION
                         DESIGN DATA SYSTEMS CORPORATION
                            STATEMENTS OF CASH FLOWS

                                   (Unaudited)

                                                For the nine months ended
                                                       September 30,
                                              ----------------------------
                                                    1999           1998
                                              ----------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings (loss)                        $   211,362   $   (122,812)
                                             ------------  -------------
  Adjustments to reconcile net earnings
   to net cash provided by operating
    activities:
      Depreciation and amortization              124,515        121,500
      Changes in assets and liabilities           (5,298)       120,485
                                            -------------   ------------
           Total adjustments                     119,217        241,985
                                            -------------   ------------
  Net cash provided by operating
    activities                                   330,579        119,173
                                            -------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment            (73,516)      (197,411)
                                             ------------   ------------
  Net cash used by investing
    activities                                   (73,516)      (197,411)
                                             ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (decrease) in notes payable          (214,417)       481,213
  Increase (decrease) in long-term debt          (16,167)        59,032
  Payments of long-term debt                        -           (86,338)
  Advances to affiliate                             -          (236,921)
  Distribution to shareholder                    (26,479)      (252,199)
                                             ------------    -----------
  Net cash used by financing activities         (257,063)       (35,213)
                                             ------------    -----------
CASH AND CASH EQUIVALENTS:
  Net decrease                                      -          (113,451)
  Balance, beginning of year                        -           113,451
                                             ------------   ------------
  Balance, end of period                    $       -              -
                                            =============   ============

Item 7(b)    PRO FORMA Financial Information

                         PRO FORMA FINANCIAL INFORMATION

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

          The accompanying condensed financial statements illustrate the effect of the acquisition of the business of Design Data Systems Corporation (DDS), ("Pro Forma") on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as of September 30, 1999 is based on the historical balance sheets of ASA International Ltd and DDS as of that date. The pro forma condensed consolidated balance sheet assumes the acquisition took place on September 30, 1999.

          The pro forma condensed consolidated statement of operations for the year ended December 31, 1998 is based on the historical statements of operations of ASA International Ltd and DDS and assumes the acquisition took place on January 1, 1998. The pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999 is based on the historical statements of operations of ASA International Ltd and DDS and assumes the acquisition took place on January 1, 1999.

          The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

          The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements of ASA International Ltd, and DDS.


                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AT SEPTEMBER 30, 1999

                                   (Unaudited)

                                                 ----Pro Forma Adjustments----
                                       Historical    DDS (a)         Other (b)     Pro Forma
                                     -------------  ---------      -------------  -----------
             ASSETS

CURRENT ASSETS:

  Cash and cash equivalents          $ 4,907,311   $     -      (1) $(5,191,752)  $      -
                                            -            -      (2)     284,441          -
  Receivables - net                    3,890,089    1,497,228            -          5,387,317
  Computer hardware held for resale      210,178         -               -            210,178
  Other current assets                 7,674,992       50,117            -          7,725,109
                                     -----------   ----------       ------------  -----------

TOTAL CURRENT ASSETS                  16,682,570    1,547,345        (4,907,311)   13,322,604

PROPERTY AND EQUIPMENT - NET           4,866,083    1,014,102   (3)    (704,766)    5,175,419

SOFTWARE - NET                           802,286         -      (4)   5,501,256     6,303,542

COST EXCEEDING NET ASSETS
  ACQUIRED - NET                          27,185         -               -             27,185

OTHER ASSETS                           2,967,128         -               -          2,967,128
                                     -----------  -----------       ------------  -----------

                                     $25,345,252  $ 2,561,447       $  (110,821)  $27,795,878
                                     ===========  ===========       ============  ===========

---------------------------------------------------------------------------------------------
(a) To reflect the assets and liabilities of Design Data Systems (DDS) as of
    September 30, 1999.

(b) Proforma adjustments are as follows:

    (1) to reflect the purchase price payment of $5,191,752.

    (2) to reclassify cash exchanged in excess of cash on hand as a liability.

    (3) to eliminate capitalized lease asset and related liability.

    (4) to record the fair market value of software acquired.

    (5) to reflect pay-off of bank debt at acquisition.

    (6) to eliminate the equity of DDS.


                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AT SEPTEMBER 30, 1999

                            (Unaudited)



                                                 ----Pro Forma Adjustments----
                                     Historical     DDS (a)       Other (b)      Pro Forma
                                     ----------  ----------     --------------  -----------

     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

  Revolving credit & bank note      $      -     $  408,038    (5)  $(408,038)  $      -
  Notes payable-other                 3,200,000        -                 -       3,200,000
  Deferred option & license fees      2,460,000        -                 -       2,460,000
  Accrued expenses                    1,625,476     598,325                      2,223,801
  Taxes-payable and deferred          1,188,412        -                 -       1,188,412
  Deferred revenue & customer
     deposits                         1,345,452   1,426,558              -       2,772,010
  Accounts payable                      767,049     111,449    (2)    284,441    1,162,939
  Other current liabilities              83,008      29,853              -         112,861
                                    -----------  ----------     --------------  -----------

TOTAL CURRENT LIABILITIES            10,669,397   2,574,223          (123,597)  13,120,023

DEFERRED TAXES                          432,000        -                 -         432,000

LONG-TERM DEBT                        3,970,188        -                 -       3,970,188

LONG-TERM LIABILITIES                   277,014     742,414    (3)   (742,414)     277,014

COMMITMENTS AND CONTINGENCIES              -           -                 -             -

SHAREHOLDERS' EQUITY:
  Preferred stock
  Common stock                           43,844         500    (6)       (500)      43,844
  Additional paid-in capital          7,800,081        -                -        7,800,081
  Retained earnings (deficit)         4,738,514    (755,690)   (6)    755,690    4,738,514
  Accumulated other comprehensive
     loss                               (38,386)       -                -          (38,386)
                                    -----------  ----------     --------------  -----------
                                     12,544,053    (755,190)          755,190   12,544,053
Less: Treasury stock                  2,547,400        -                 -       2,547,400
                                    -----------  ----------     --------------  -----------
                                      9,996,653    (755,190)          755,190    9,996,653
                                    -----------  ----------     --------------  -----------
                                    $25,345,252  $2,561,447         $(110,821) $27,795,878
                                    ===========  ==========     ============== ============


-------------------------------------------------------------------------------------------
(a) To reflect the assets and liabilities of DDS as of September 30, 1999.

(b) Proforma adjustments are as follows:

    (1) to reflect the purchase price payment of $5,191,752.

    (2) to reclassify cash exchanged in excess of cash on hand as a liability.

    (3) to eliminate capitalized lease asset and related liability.

    (4) to record the fair market value of software acquired.

    (5) to reflect pay-off of bank debt at acquisition.

    (6) to eliminate the equity of DDS.


                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (Unaudited)


                                                 ----Pro Forma Adjustments----
                                     Historical      DDS (a)           Other(b)    Pro Forma
                                     ----------    ------------       ----------  -----------

REVENUES
  Services                           $18,217,434   $ 4,866,348       $    -       $23,083,782
  Product licenses                     8,490,301     2,046,683            -        10,536,984
  Computer and add-on hardware         8,760,421             -            -         8,760,421
                                     -----------   ------------      ----------   -----------
NET REVENUE                           35,468,156     6,913,031            -        42,381,187

COST OF REVENUE
  Services                            11,742,580     1,795,474  (1)    (29,828)    13,508,226
  Product licenses                     4,650,739     1,945,114  (1)    (32,479)     7,663,625
                                            -             -     (2)  1,100,251          -
  Computer and add-on hardware         7,626,820          -               -         7,626,820
                                     -----------    -----------      ----------   ------------
TOTAL COST OF REVENUE                 24,020,139     3,740,588       1,037,944     28,798,671

EXPENSES
  Marketing and sales                  5,577,389     1,915,761  (1)    (14,582)     7,478,568
  General and administrative           4,002,374     1,113,255  (1)    (39,495)     5,076,134
  Amortization of goodwill               336,183          -               -           336,183
                                     -----------    -----------      ----------   ------------
TOTAL EXPENSES                         9,915,946     3,029,016         (54,077)    12,890,885

EARNINGS FROM OPERATIONS               1,532,071       143,427        (983,867)       691,631

INTEREST EXPENSE                        (603,299)      (78,263) (3)     78,263       (603,299)

INTEREST INCOME                          140,837         6,855            -           147,692

OTHER EXPENSE                               -           (4,025)           -            (4,025)
                                     -----------    -----------      ----------   ------------
EARNINGS BEFORE TAXES ON INCOME        1,069,609        67,994        (905,604)       231,999

INCOME TAXES                             653,000          -     (4)   (513,801)       139,199
                                     -----------    -----------      ----------   ------------
NET EARNINGS                         $   416,609    $   67,994       $(391,803)   $    92,800
                                     ===========    ===========      ==========  ============
NET INCOME PER SHARE
  BASIC                              $      0.12    $     -          $    -       $       .03
                                     ===========    ===========      ==========   ============
  DILUTED                            $      0.11    $     -          $    -       $       .03
                                     ===========    ===========      ==========   ============
WEIGHTED AVERAGE SHARES
    BASIC                              3,456,362          -               -         3,456,362
                                     ===========    ===========      ==========   ============
    DILUTED                            3,634,908          -               -         3,634,908
                                     ===========    ===========      ==========   ============


------------------------------------------------------------------------------------------
(a) To reflect the profit and loss of DDS for the period.

(b) Proforma adjustments are as follows:

    (1) to record adjustments to depreciation expense.
    (2) to record amortization of software.
    (3) to eliminate interest expense.
    (4) to record related income tax provision.



                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (Unaudited)


                                                 ----Pro Forma Adjustments----
                                      Historical      DDS (a)         Other(b)      Pro Forma
                                      ----------    -----------      ----------    -----------

REVENUES
  Services                           $11,077,578   $ 3,309,168       $    -       $14,386,746
  Product licenses                     4,177,661     1,843,765            -         6,021,426
  Computer and add-on hardware         3,406,305          -               -         3,406,305
                                     ------------  ------------      ----------   -----------
NET REVENUE                           18,661,544     5,152,933            -        23,814,477

COST OF REVENUE
  Services                             6,907,673     1,648,303   (1)    (14,159)    8,541,817
  Product licenses                     2,729,983       822,343   (1)    (15,418)    4,362,096
                                            -             -      (2)    825,188          -
  Computer and add-on hardware         2,566,531          -                -        2,566,531
                                     ------------   -----------      ----------   ------------
TOTAL COST OF REVENUE                 12,204,187     2,470,646          795,611    15,470,444

EXPENSES
  Marketing and sales                  3,065,301     1,553,681   (1)     (6,922)    4,612,060
  General and administrative           2,637,280       780,310   (1)    (31,763)    3,385,827
  Amortization of goodwill                33,095          -                -           33,095
                                     ------------   -----------       ----------   ------------
TOTAL EXPENSES                         5,735,676     2,333,991          (38,685)    8,030,982

EARNINGS FROM OPERATIONS                 721,681       348,296         (756,926)      313,051

INTEREST EXPENSE                        (285,478)     (136,935)  (3)    136,935      (285,478)

INTEREST INCOME                          205,412          -                -          205,412

EQUITY IN LOSS FROM AFFILIATE            (16,828)         -                -          (16,828)

OTHER INCOME                           3,822,105          -                -        3,822,105
                                     ------------   -----------      -----------  ------------

EARNINGS BEFORE TAXES ON INCOME        4,446,892       211,361         (619,991)    4,038,262

INCOME TAXES                           2,673,000          -      (4)   (250,043)    2,422,957
                                     ------------   -----------       ----------   ------------
NET EARNINGS                         $ 1,773,892    $  211,361        $(369,948)   $1,615,305
                                     ============   ===========       ==========   ============
NET INCOME PER SHARE:
  BASIC                              $      0.55    $     -           $    -       $      .50
                                     ===========    ===========       ==========  ============
  DILUTED                            $      0.51    $     -           $    -       $      .47
                                     ===========    ===========       ==========  ============
WEIGHTED AVERAGE SHARES
    BASIC                              3,243,270          -                -        3,243,270
                                     ===========    ===========       ==========  ============
    DILUTED                            3,457,897          -                -        3,457,897
                                     ===========    ===========       ==========  ============


------------------------------------------------------------------------------------------
(a) To reflect the profit and loss of DDS for the period.

(b) Proforma adjustments are as follows:

    (1) to record adjustments to depreciation expense.
    (2) to record amortization of software.
    (3) to eliminate interest expense.
    (4) to record related income tax provision.
